Exhibit 10.14.2

APPLERA CORPORATION
PERFORMANCE UNIT BONUS PLAN

SERIES FY02-1 PERFORMANCE UNIT AGREEMENT

SERIES FY02-1 PERFORMANCE UNIT AGREEMENT dated as of «Date», 2001 by and between Applera Corporation, a Delaware corporation (the “Company”), and «Name», a regular salaried employee of the Company or one of its subsidiaries (“you”).

1. Grant of Performance Units. The Company hereby grants to you «Number» Series FY02-1 Performance Units (the “Performance Units”) under the terms of the Applera Corporation Performance Unit Bonus Plan (the “Plan”).

2. Value of Performance Unit. The value of each Performance Unit (the “Unit Value”) is $25.00.

3. Expiration Date of Performance Unit. The Performance Units will expire as of 12:00 a.m. midnight (New York time) on August 16, 2011 (the “Expiration Date”), unless they are terminated earlier as provided in this Agreement.

4. Stock Price Targets. The Performance Units will be payable in accordance with paragraph 5 below based upon the attainment of the stock price targets set forth below (the “Stock Price Targets”) after the date hereof:

«Share_1» Performance Units, if the Fair Market Value of a share of Applera Corporation – Applied Biosystems Group Common Stock, par value $.01 per share (the “Applied Biosystems Stock”), averages, over a period of 90 consecutive days, $30.00 or more; and

The remaining «Share_2» Performance Units, if the Fair Market Value of a share of Applied Biosystems Stock averages, over a period of 90 consecutive days, $35.00 or more.

“Fair Market Value” means the simple average of the high and low sales prices of a share of Applied Biosystems Stock as reported in the report of composite transactions (or other source designated by the Management Resources Committee of the Board of Directors (the “Committee”)) on the date on which fair market value is to be determined (or if there is no trading on such date, then on the first previous date on which sales were made on a national securities exchange).

5. Payment of Unit Value of Performance Units.

5.1 Payment of Unit Value. Subject to paragraph 5.2 below, the Unit Value of each Performance Unit will be paid to you in a minimum of eight quarterly installments commencing as soon as practicable following the attainment of the applicable Stock Price Target. Payment will be made in cash unless the Committee, in its sole discretion, determines to make all or a portion of the payment in shares of Applied Biosystems Stock.Except as provided in paragraph 6 below, no payment will be made to you unless you have been at all times from the date hereof to the date of such payment a regular employee of the Company or one of its subsidiaries.

5.2 Limitation on Payment. Notwithstanding anything to the contrary contained herein, in the event that the sum of any payment required to be made to you by the Company pursuant to paragraph 5.1 above, together with any other payment required to be made by the Company to you or any other person pursuant to any Series FY02-1 Performance Unit, Series FY02-2 Performance Unit, or any other series of Performance Units designated by the Committee (either before or after the date hereof) for inclusion in this limitation (in each case including any payment deferred pursuant to any deferred compensation plan of the Company) (collectively, the “Capped Performance Units”), exceed $750,000 in the aggregate for any fiscal quarter of the Company, then the amount of any payment to be made to you (or on your behalf) for such fiscal quarter will be pro rated based on the aggregate amount to be paid to (or on behalf of) all recipients of the Capped Performance Units for such fiscal quarter. Any payment or portion thereof not paid to you (or on your behalf) in any fiscal quarter because of the limitation set forth in this paragraph 5.2 will be carried over to the next fiscal quarter and will again be subject to such limitation.

6. Payment Following Termination of Employment.

6.1 Termination of Employment Prior to Attainment of Stock Price Targets. If your employment with the Company is terminated for any reason prior to one or more Stock Price Targets having been attained, then all Performance Units as to which the Stock Price Targets have not been attained will immediately terminate and no payment will be made therefor.

6.2 Termination of Employment Following Attainment of Stock Price Targets. If your employment with the Company is terminated following the attainment of one or more Stock Price Targets but prior to payment in full of the Unit Value of the applicable Performance Units, then the Unit Value of the Performance Units, or unpaid portion thereof, corresponding to such Stock Price Targets will be payable as follows:

6.2.1 Termination of Employment by You or by the Company other than upon Retirement, Death, or Disability. If your employment with the Company is terminated by you or by the Company for any reason other than retirement, death or disability, then all Performance Units granted to you will immediately terminate and no payment (including, without limitation, any portion of any payment not paid to you because of the limitation set forth in paragraph 5.2 above) will be made therefor after the date of termination.

6.2.2 Termination of Employment Upon Retirement, Death, or Disability. If your employment with the Company is terminated due to your retirement from the Company in accordance with the terms of any pension or retirement plan provided by the Company, or if you die while employed by the Company or become totally and permanently disabled, then the Performance Units as to which the Stock Price Targets have been attained as of the date of termination, death, or disability will be paid to you at the same time that payment of the Unit Value of such Performance Units would otherwise be made pursuant to paragraph 5 hereof. All other Performance Units will thereafter terminate and no payment will be made therefor.

7. Tax Withholding. As a condition to the payment of the Unit Value of, or dividend equivalents on, any Performance Unit, you agree that the Company may withhold from any such payment an amount in cash or shares of Applied Biosystems Stock, as appropriate, sufficient to satisfy any applicable tax withholding obligations.

8. Stockholder Rights; Dividend Equivalents. The Performance Units will not confer upon you any rights or privileges of a stockholder of the Company, except that prior to the payment of the Unit Value or termination or expiration of any Performance Unit you will receive dividend equivalents on such Performance Unit if, as, and when dividends are paid on Applied Biosystems Stock.

9. Non-Transferability. The Performance Units may not be sold, assigned, bequeathed, transferred, pledged, hypothecated, or otherwise disposed of in any way other than by will or by the laws of descent and distribution.

10. Change of Control. Notwithstanding anything to the contrary contained herein, but subject to the terms of the Plan, all Stock Price Targets will be deemed attained and the Unit Value of all Performance Units will become immediately payable in full upon the occurrence of any of the events set forth in Section 9 of the Plan.

11. No Right to Continued Employment. Neither the Performance Units nor this Agreement confers upon you any right to continue to be an employee of the Company or any of its subsidiaries or interferes in any way with the right of the Company or any of its subsidiaries to terminate your employment at any time. Except as provided in this Agreement, the Performance Units will terminate upon the termination of your employment for any reason. The Performance Units will not be reinstated if you are subsequently reinstated as an employee of the Company or any subsidiary.

12. Entire Agreement. This Agreement and the Plan contain the entire agreement between you and the Company regarding the Performance Units and supersede all prior arrangements or understandings with respect thereto.

13. Terms of Plan Govern. This Agreement and the terms of the Performance Units will be governed by the terms of the Plan which is hereby incorporated by reference in this Agreement. In the event of any ambiguity in this Agreement or any inconsistency between the terms of this Agreement and the terms of the Plan, the terms of the Plan will govern. By your signature below, you agree to be bound by all of the terms of the Plan.

14. Amendments. The Performance Units or the Plan may be amended by the Committee at any time in any manner. However, no amendment of the Performance Units or the Plan will adversely affect in any material manner any of your rights under the Performance Units without your consent.

15. Governing Law. This Agreement will be governed by and construed in accordance with the internal laws of the State of Delaware.

IN WITNESS WHEREOF, this Agreement has been duly executed by the undersigned as of the day and year first written above.

APPLERA CORPORATION

__________________________	By: __________________________
Chairman, President and Chief Executive Officer
Accepted and Agreed:

_______________________
«Name»

APPLERA CORPORATION
PERFORMANCE UNIT BONUS PLAN

SERIES FY02-2 PERFORMANCE UNIT AGREEMENT

SERIES FY02-2 PERFORMANCE UNIT AGREEMENT dated as of «Date», 2001 by and between Applera Corporation, a Delaware corporation (the “Company”), and «Name», a regular salaried employee of the Company or one of its subsidiaries (“you”).

1. Grant of Performance Units. The Company hereby grants to you «Number» Series FY02-2 Performance Units (the “Performance Units”) under the terms of the Applera Corporation Performance Unit Bonus Plan (the “Plan”).

2. Value of Performance Unit. The value of each Performance Unit (the “Unit Value”) is $25.00.

3. Expiration Date of Performance Unit. The Performance Units will expire as of 12:00 a.m. midnight (New York time) on August 16, 2011 (the “Expiration Date”), unless they are terminated earlier as provided in this Agreement.

4. Stock Price Targets. The Performance Units will be payable in accordance with paragraph 5 below based upon the attainment of the stock price targets set forth below (the “Stock Price Targets”) after the date hereof:

«Share_1» Performance Units, if the Fair Market Value of a share of Applera Corporation – Applied Biosystems Group Common Stock, par value $.01 per share (the “Applied Biosystems Stock”), averages, over a period of 90 consecutive days, $40.00 or more; and

The remaining «Share_2» Performance Units, if the Fair Market Value of a share of Applied Biosystems Stock averages, over a period of 90 consecutive days, $45.00 or more.

“Fair Market Value” means the simple average of the high and low sales prices of a share of Applied Biosystems Stock as reported in the report of composite transactions (or other source designated by the Management Resources Committee of the Board of Directors (the “Committee”)) on the date on which fair market value is to be determined (or if there is no trading on such date, then on the first previous date on which sales were made on a national securities exchange).

5. Payment of Unit Value of Performance Units.

5.1 Payment of Unit Value. Subject to paragraph 5.2 below, the Unit Value of each Performance Unit will be paid to you in a minimum of eight quarterly installments commencing as soon as practicable following the attainment of the applicable Stock Price Target. Payment will be made in cash unless the Committee, in its sole discretion, determines to make all or a portion of the payment in shares of Applied Biosystems Stock.Except as provided in paragraph 6 below, no payment will be made to you unless you have been at all times from the date hereof to the date of such payment a regular employee of the Company or one of its subsidiaries.

5.2 Limitation on Payment. Notwithstanding anything to the contrary contained herein, in the event that the sum of any payment required to be made to you by the Company pursuant to paragraph 5.1 above, together with any other payment required to be made by the Company to you or any other person pursuant to any Series FY02-1 Performance Unit, Series FY02-2 Performance Unit, or any other series of Performance Units designated by the Committee (either before or after the date hereof) for inclusion in this limitation (in each case including any payment deferred pursuant to any deferred compensation plan of the Company) (collectively, the “Capped Performance Units”), exceed $750,000 in the aggregate for any fiscal quarter of the Company, then the amount of any payment to be made to you (or on your behalf) for such fiscal quarter will be pro rated based on the aggregate amount to be paid to (or on behalf of) all recipients of the Capped Performance Units for such fiscal quarter. Any payment or portion thereof not paid to you (or on your behalf) in any fiscal quarter because of the limitation set forth in this paragraph 5.2 will be carried over to the next fiscal quarter and will again be subject to such limitation.

6. Payment Following Termination of Employment.

6.1 Termination of Employment Prior to Attainment of Stock Price Targets. If your employment with the Company is terminated for any reason prior to one or more Stock Price Targets having been attained, then all Performance Units as to which the Stock Price Targets have not been attained will immediately terminate and no payment will be made therefor.

6.2 Termination of Employment Following Attainment of Stock Price Targets. If your employment with the Company is terminated following the attainment of one or more Stock Price Targets but prior to payment in full of the Unit Value of the applicable Performance Units, then the Unit Value of the Performance Units, or unpaid portion thereof, corresponding to such Stock Price Targets will be payable as follows:

6.2.1 Termination of Employment by You or by the Company other than upon Retirement, Death, or Disability. If your employment with the Company is terminated by you or by the Company for any reason other than retirement, death or disability, then all Performance Units granted to you will immediately terminate and no payment (including, without limitation, any portion of any payment not paid to you because of the limitation set forth in paragraph 5.2 above) will be made therefor after the date of termination.

6.2.2 Termination of Employment Upon Retirement, Death, or Disability. If your employment with the Company is terminated due to your retirement from the Company in accordance with the terms of any pension or retirement plan provided by the Company, or if you die while employed by the Company or become totally and permanently disabled, then the Performance Units as to which the Stock Price Targets have been attained as of the date of termination, death, or disability will be paid to you at the same time that payment of the Unit Value of such Performance Units would otherwise be made pursuant to paragraph 5 hereof. All other Performance Units will thereafter terminate and no payment will be made therefor.

7. Tax Withholding. As a condition to the payment of the Unit Value of, or dividend equivalents on, any Performance Unit, you agree that the Company may withhold from any such payment an amount in cash or shares of Applied Biosystems Stock, as appropriate, sufficient to satisfy any applicable tax withholding obligations.

8. Stockholder Rights; Dividend Equivalents. The Performance Units will not confer upon you any rights or privileges of a stockholder of the Company, except that at such time as the Unit Value of all Series FY02-1 Performance Units granted to you has been paid to you (or on your behalf), you will receive dividend equivalents on the Performance Units if, as, and when dividends are paid on Applied Biosystems Stock, provided that dividend equivalents will not be paid on any Performance Unit following payment of the Unit Value or termination or expiration of such Performance Unit.

9. Non-Transferability. The Performance Units may not be sold, assigned, bequeathed, transferred, pledged, hypothecated, or otherwise disposed of in any way other than by will or by the laws of descent and distribution.

10. Change of Control. Notwithstanding anything to the contrary contained herein, but subject to the terms of the Plan, all Stock Price Targets will be deemed attained and the Unit Value of all Performance Units will become immediately payable in full upon the occurrence of any of the events set forth in Section 9 of the Plan.

11. No Right to Continued Employment. Neither the Performance Units nor this Agreement confers upon you any right to continue to be an employee of the Company or any of its subsidiaries or interferes in any way with the right of the Company or any of its subsidiaries to terminate your employment at any time. Except as provided in this Agreement, the Performance Units will terminate upon the termination of your employment for any reason. The Performance Units will not be reinstated if you are subsequently reinstated as an employee of the Company or any subsidiary.

12. Entire Agreement. This Agreement and the Plan contain the entire agreement between you and the Company regarding the Performance Units and supersede all prior arrangements or understandings with respect thereto.

13. Terms of Plan Govern. This Agreement and the terms of the Performance Units will be governed by the terms of the Plan which is hereby incorporated by reference in this Agreement. In the event of any ambiguity in this Agreement or any inconsistency between the terms of this Agreement and the terms of the Plan, the terms of the Plan will govern. By your signature below, you agree to be bound by all of the terms of the Plan.

14. Amendments. The Performance Units or the Plan may be amended by the Committee at any time in any manner. However, no amendment of the Performance Units or the Plan will adversely affect in any material manner any of your rights under the Performance Units without your consent.

15. Governing Law. This Agreement will be governed by and construed in accordance with the internal laws of the State of Delaware.

IN WITNESS WHEREOF, this Agreement has been duly executed by the undersigned as of the day and year first written above.

APPLERA CORPORATION

__________________________	By: __________________________
Chairman, President and Chief Executive Officer
Accepted and Agreed:

_______________________
«Name»

APPLERA CORPORATION
PERFORMANCE UNIT BONUS PLAN

SERIES FY02-6 PERFORMANCE UNIT AGREEMENT

SERIES FY02-6 PERFORMANCE UNIT AGREEMENT dated as of April 19, 2002 by and between Applera Corporation, a Delaware corporation (the “Company”), and «Name», a regular salaried employee of the Company or one of its subsidiaries (“you”).

1. Grant of Performance Units. The Company hereby grants to you «Number» Series FY02-6 Performance Units (the “Performance Units”) under the terms of the Applera Corporation Performance Unit Bonus Plan (the “Plan”).

2. Value of Performance Unit. The value of each Performance Unit (the “Unit Value”) is $19.475.

3. Expiration Date of Performance Units. The Performance Units will expire as of 12:00 a.m. midnight (New York time) on April 19, 2012 (the “Expiration Date”), unless they are terminated earlier as provided in this Agreement.

4. Stock Price Targets. The Performance Units will be payable in accordance with paragraph 5 below based upon the attainment of the stock price targets set forth below (the “Stock Price Targets”) after the date hereof:

«Share_1» Performance Units, if the Fair Market Value of a share of Applera Corporation – Celera Genomics Group Common Stock, par value $.01 per share (the “Celera Genomics Stock”), averages, over a period of 90 consecutive days, $24.475 or more; and

The remaining «Share_2» Performance Units, if the Fair Market Value of a share of Celera Genomics Stock averages, over a period of 90 consecutive days, $29.475 or more.

“Fair Market Value” means the simple average of the high and low sales prices of a share of Celera Genomics Stock as reported in the report of composite transactions (or other source designated by the Management Resources Committee of the Board of Directors (the “Committee”)) on the date on which fair market value is to be determined (or if there is no trading on such date, then on the first previous date on which sales were made on a national securities exchange).

5. Payment of Unit Value of Performance Units.

5.1 Payment of Unit Value. Subject to paragraph 5.2 below, the Unit Value of each Performance Unit will be paid to you in a minimum of eight quarterly installments commencing as soon as practicable following the attainment of the applicable Stock Price Target. Payment will be made in cash unless the Committee, in its sole discretion, determines to make all or a portion of the payment in shares of Celera Genomics Stock.Except as provided in paragraph 6 below, no payment will be made to you unless you have been at all times from the date hereof to the date of such payment a regular employee of the Company or one of its subsidiaries.

5.2 Limitation on Payment. Notwithstanding anything to the contrary contained herein, in the event that the sum of any payment required to be made to you by the Company pursuant to paragraph 5.1 above, together with any other payment required to be made by the Company to you or any other person pursuant to any Series FY02-4 Performance Unit, Series FY02-5 Performance Unit, Series FY02-6 Performance Unit, Series FY02-7 Performance Unit, or any other series of Performance Units designated by the Committee (either before or after the date hereof) for inclusion in this limitation (in each case including any payment deferred pursuant to any deferred compensation plan of the Company) (collectively, the “Capped Performance Units”), exceed $250,000 in the aggregate for any fiscal quarter of the Company, then the amount of any payment to be made to you (or on your behalf) for such fiscal quarter will be pro rated based on the aggregate amount to be paid to (or on behalf of) all recipients of the Capped Performance Units for such fiscal quarter. Any payment or portion thereof not paid to you (or on your behalf) in any fiscal quarter because of the limitation set forth in this paragraph 5.2 will be carried over to the next fiscal quarter and will again be subject to such limitation.

6. Payment Following Termination of Employment.

6.1 Termination of Employment Prior to Attainment of Stock Price Targets. If your employment with the Company is terminated for any reason prior to one or more Stock Price Targets having been attained, then all Performance Units as to which the Stock Price Targets have not been attained will immediately terminate and no payment will be made therefor.

6.2 Termination of Employment Following Attainment of Stock Price Targets. If your employment with the Company is terminated following the attainment of one or more Stock Price Targets but prior to payment in full of the Unit Value of the applicable Performance Units, then the Unit Value of the Performance Units, or unpaid portion thereof, corresponding to such Stock Price Targets will be payable as follows:

6.2.1 Termination of Employment by You or by the Company other than upon Retirement, Death, or Disability. If your employment with the Company is terminated by you or by the Company for any reason other than retirement, death or disability, then all Performance Units granted to you will immediately terminate and no payment (including, without limitation, any portion of any payment not paid to you because of the limitation set forth in paragraph 5.2 above) will be made therefor after the date of termination.

6.2.2 Termination of Employment Upon Retirement, Death, or Disability. If your employment with the Company is terminated due to your retirement from the Company in accordance with the terms of any pension or retirement plan provided by the Company, or if you die while employed by the Company or become totally and permanently disabled, then the Performance Units as to which the Stock Price Targets have been attained as of the date of termination, death, or disability will be paid to you at the same time that payment of the Unit Value of such Performance Units would otherwise be made pursuant to paragraph 5 hereof. All other Performance Units will thereafter terminate and no payment will be made therefor.

7. Tax Withholding. As a condition to the payment of the Unit Value of, or dividend equivalents on, any Performance Unit, you agree that the Company may withhold from any such payment an amount in cash or shares of Celera Genomics Stock, as appropriate, sufficient to satisfy any applicable tax withholding obligations.

8. Stockholder Rights; Dividend Equivalents. The Performance Units will not confer upon you any rights or privileges of a stockholder of the Company, except that prior to the payment of the Unit Value or termination or expiration of any Performance Unit you will receive dividend equivalents on such Performance Unit if, as, and when dividends are paid on Celera Genomics Stock.

9. Non-Transferability. The Performance Units may not be sold, assigned, bequeathed, transferred, pledged, hypothecated, or otherwise disposed of in any way other than by will or by the laws of descent and distribution.

10. Change of Control. Notwithstanding anything to the contrary contained herein, but subject to the terms of the Plan, all Stock Price Targets will be deemed attained and the Unit Value of all Performance Units will become immediately payable in full upon the occurrence of any of the events set forth in Section 9 of the Plan.

11. No Right to Continued Employment. Neither the Performance Units nor this Agreement confers upon you any right to continue to be an employee of the Company or any of its subsidiaries or interferes in any way with the right of the Company or any of its subsidiaries to terminate your employment at any time. Except as provided in this Agreement, the Performance Units will terminate upon the termination of your employment for any reason. The Performance Units will not be reinstated if you are subsequently reinstated as an employee of the Company or any subsidiary.

12. Entire Agreement. This Agreement and the Plan contain the entire agreement between you and the Company regarding the Performance Units and supersede all prior arrangements or understandings with respect thereto.

13. Terms of Plan Govern. This Agreement and the terms of the Performance Units will be governed by the terms of the Plan which is hereby incorporated by reference in this Agreement. In the event of any ambiguity in this Agreement or any inconsistency between the terms of this Agreement and the terms of the Plan, the terms of the Plan will govern. By your signature below, you agree to be bound by all of the terms of the Plan.

14. Amendments. The Performance Units or the Plan may be amended by the Committee at any time in any manner. However, no amendment of the Performance Units or the Plan will adversely affect in any material manner any of your rights under the Performance Units without your consent.

15. Governing Law. This Agreement will be governed by and construed in accordance with the internal laws of the State of Delaware.

IN WITNESS WHEREOF, this Agreement has been duly executed by the undersigned as of the day and year first written above.

APPLERA CORPORATION

__________________________	By: __________________________
Chairman, President and Chief Executive Officer
Accepted and Agreed:

_______________________
«Name»

APPLERA CORPORATION
PERFORMANCE UNIT BONUS PLAN

SERIES FY02-7 PERFORMANCE UNIT AGREEMENT

SERIES FY02-7 PERFORMANCE UNIT AGREEMENT dated as of April 19, 2002 by and between Applera Corporation, a Delaware corporation (the “Company”), and «Name», a regular salaried employee of the Company or one of its subsidiaries (“you”).

1. Grant of Performance Units. The Company hereby grants to you «Number» Series FY02-7 Performance Units (the “Performance Units”) under the terms of the Applera Corporation Performance Unit Bonus Plan (the “Plan”).

2. Value of Performance Unit. The value of each Performance Unit (the “Unit Value”) is $19.475.

3. Expiration Date of Performance Units. The Performance Units will expire as of 12:00 a.m. midnight (New York time) on April 19, 2012 (the “Expiration Date”), unless they are terminated earlier as provided in this Agreement.

4. Stock Price Targets. The Performance Units will be payable in accordance with paragraph 5 below based upon the attainment of the stock price targets set forth below (the “Stock Price Targets”) after the date hereof:

«Share_1» Performance Units, if the Fair Market Value of a share of Applera Corporation – Celera Genomics Group Common Stock, par value $.01 per share (the “Celera Genomics Stock”), averages, over a period of 90 consecutive days, $34.475 or more; and

The remaining «Share_2» Performance Units, if the Fair Market Value of a share of Celera Genomics Stock averages, over a period of 90 consecutive days, $39.475 or more.

“Fair Market Value” means the simple average of the high and low sales prices of a share of Celera Genomics Stock as reported in the report of composite transactions (or other source designated by the Management Resources Committee of the Board of Directors (the “Committee”)) on the date on which fair market value is to be determined (or if there is no trading on such date, then on the first previous date on which sales were made on a national securities exchange).

5. Payment of Unit Value of Performance Units.

5.1 Payment of Unit Value. Subject to paragraph 5.2 below, the Unit Value of each Performance Unit will be paid to you in a minimum of eight quarterly installments commencing as soon as practicable following the attainment of the applicable Stock Price Target. Payment will be made in cash unless the Committee, in its sole discretion, determines to make all or a portion of the payment in shares of Celera Genomics Stock.Except as provided in paragraph 6 below, no payment will be made to you unless you have been at all times from the date hereof to the date of such payment a regular employee of the Company or one of its subsidiaries.

5.2 Limitation on Payment. Notwithstanding anything to the contrary contained herein, in the event that the sum of any payment required to be made to you by the Company pursuant to paragraph 5.1 above, together with any other payment required to be made by the Company to you or any other person pursuant to any Series FY02-4 Performance Unit, Series FY02-5 Performance Unit, Series FY02-6 Performance Unit, Series FY02-7 Performance Unit, or any other series of Performance Units designated by the Committee (either before or after the date hereof) for inclusion in this limitation (in each case including any payment deferred pursuant to any deferred compensation plan of the Company) (collectively, the “Capped Performance Units”), exceed $250,000 in the aggregate for any fiscal quarter of the Company, then the amount of any payment to be made to you (or on your behalf) for such fiscal quarter will be pro rated based on the aggregate amount to be paid to (or on behalf of) all recipients of the Capped Performance Units for such fiscal quarter. Any payment or portion thereof not paid to you (or on your behalf) in any fiscal quarter because of the limitation set forth in this paragraph 5.2 will be carried over to the next fiscal quarter and will again be subject to such limitation.

6. Payment Following Termination of Employment.

6.1 Termination of Employment Prior to Attainment of Stock Price Targets. If your employment with the Company is terminated for any reason prior to one or more Stock Price Targets having been attained, then all Performance Units as to which the Stock Price Targets have not been attained will immediately terminate and no payment will be made therefor.

6.2 Termination of Employment Following Attainment of Stock Price Targets. If your employment with the Company is terminated following the attainment of one or more Stock Price Targets but prior to payment in full of the Unit Value of the applicable Performance Units, then the Unit Value of the Performance Units, or unpaid portion thereof, corresponding to such Stock Price Targets will be payable as follows:

6.2.1 Termination of Employment by You or by the Company other than upon Retirement, Death, or Disability. If your employment with the Company is terminated by you or by the Company for any reason other than retirement, death or disability, then all Performance Units granted to you will immediately terminate and no payment (including, without limitation, any portion of any payment not paid to you because of the limitation set forth in paragraph 5.2 above) will be made therefor after the date of termination.

6.2.2 Termination of Employment Upon Retirement, Death, or Disability. If your employment with the Company is terminated due to your retirement from the Company in accordance with the terms of any pension or retirement plan provided by the Company, or if you die while employed by the Company or become totally and permanently disabled, then the Performance Units as to which the Stock Price Targets have been attained as of the date of termination, death, or disability will be paid to you at the same time that payment of the Unit Value of such Performance Units would otherwise be made pursuant to paragraph 5 hereof. All other Performance Units will thereafter terminate and no payment will be made therefor.

7. Tax Withholding. As a condition to the payment of the Unit Value of, or dividend equivalents on, any Performance Unit, you agree that the Company may withhold from any such payment an amount in cash or shares of Celera Genomics Stock, as appropriate, sufficient to satisfy any applicable tax withholding obligations.

8. Stockholder Rights; Dividend Equivalents. The Performance Units will not confer upon you any rights or privileges of a stockholder of the Company, except that at such time as the Unit Value of all Series FY02-6 Performance Units granted to you has been paid to you (or on your behalf), you will receive dividend equivalents on the Performance Units if, as, and when dividends are paid on Celera Genomics Stock, provided that dividend equivalents will not be paid on any Performance Unit following payment of the Unit Value or termination or expiration of such Performance Unit.

9. Non-Transferability. The Performance Units may not be sold, assigned, bequeathed, transferred, pledged, hypothecated, or otherwise disposed of in any way other than by will or by the laws of descent and distribution.

10. Change of Control. Notwithstanding anything to the contrary contained herein, but subject to the terms of the Plan, all Stock Price Targets will be deemed attained and the Unit Value of all Performance Units will become immediately payable in full upon the occurrence of any of the events set forth in Section 9 of the Plan.

11. No Right to Continued Employment. Neither the Performance Units nor this Agreement confers upon you any right to continue to be an employee of the Company or any of its subsidiaries or interferes in any way with the right of the Company or any of its subsidiaries to terminate your employment at any time. Except as provided in this Agreement, the Performance Units will terminate upon the termination of your employment for any reason. The Performance Units will not be reinstated if you are subsequently reinstated as an employee of the Company or any subsidiary.

12. Entire Agreement. This Agreement and the Plan contain the entire agreement between you and the Company regarding the Performance Units and supersede all prior arrangements or understandings with respect thereto.

13. Terms of Plan Govern. This Agreement and the terms of the Performance Units will be governed by the terms of the Plan which is hereby incorporated by reference in this Agreement. In the event of any ambiguity in this Agreement or any inconsistency between the terms of this Agreement and the terms of the Plan, the terms of the Plan will govern. By your signature below, you agree to be bound by all of the terms of the Plan.

14. Amendments. The Performance Units or the Plan may be amended by the Committee at any time in any manner. However, no amendment of the Performance Units or the Plan will adversely affect in any material manner any of your rights under the Performance Units without your consent.

15. Governing Law. This Agreement will be governed by and construed in accordance with the internal laws of the State of Delaware.

IN WITNESS WHEREOF, this Agreement has been duly executed by the undersigned as of the day and year first written above.

APPLERA CORPORATION

__________________________	By: __________________________
Chairman, President and Chief Executive Officer
Accepted and Agreed:

_______________________
«Name»

APPLERA CORPORATION
PERFORMANCE UNIT BONUS PLAN

SERIES FY03-1 PERFORMANCE UNIT AGREEMENT

SERIES FY03-1 PERFORMANCE UNIT AGREEMENT dated as of August 5, 2002 by and between Applera Corporation, a Delaware corporation (the “Company”), and «Name», a regular salaried employee of the Company or one of its subsidiaries (“you”).

1. Grant of Performance Units. The Company hereby grants to you «Number» Series FY03-1 Performance Units (the “Performance Units”) under the terms of the Applera Corporation Performance Unit Bonus Plan (the “Plan”).

2. Value of Performance Unit. The value of each Performance Unit (the “Unit Value”) is $9.675.

3. Expiration Date of Performance Units. The Performance Units will expire as of 12:00 a.m. midnight (New York time) on August 5, 2012 (the “Expiration Date”), unless they are terminated earlier as provided in this Agreement.

4. Stock Price Targets. The Performance Units will be payable in accordance with paragraph 5 below based upon the attainment of the stock price targets set forth below (the “Stock Price Targets”) after the date hereof:

«Share_1» Performance Units, if the Fair Market Value of a share of Applera Corporation – Celera Genomics Group Common Stock, par value $.01 per share (the “Celera Genomics Stock”), averages, over a period of 90 consecutive days, $14.675 or more; and

The remaining «Share_2» Performance Units, if the Fair Market Value of a share of Celera Genomics Stock averages, over a period of 90 consecutive days, $19.675 or more.

“Fair Market Value” means the simple average of the high and low sales prices of a share of Celera Genomics Stock as reported in the report of composite transactions (or other source designated by the Management Resources Committee of the Board of Directors (the “Committee”)) on the date on which fair market value is to be determined (or if there is no trading on such date, then on the first previous date on which sales were made on a national securities exchange).

5. Payment of Unit Value of Performance Units.

5.1 Payment of Unit Value. Subject to paragraph 5.2 below, the Unit Value of each Performance Unit will be paid to you in a minimum of eight quarterly installments commencing as soon as practicable following the attainment of the applicable Stock Price Target. Payment will be made in cash unless the Committee, in its sole discretion, determines to make all or a portion of the payment in shares of Celera Genomics Stock.Except as provided in paragraph 6 below, no payment will be made to you unless you have been at all times from the date hereof to the date of such payment a regular employee of the Company or one of its subsidiaries.

5.2 Limitation on Payment. Notwithstanding anything to the contrary contained herein, in the event that the sum of any payment required to be made to you by the Company pursuant to paragraph 5.1 above, together with any other payment required to be made by the Company to you or any other person pursuant to any Series FY02-4 Performance Unit, Series FY02-5 Performance Unit, Series FY02-6 Performance Unit, Series FY02-7 Performance Unit, Series FY03-1 Performance Unit, Series FY03-2 Performance Unit, or any other series of Performance Units designated by the Committee (either before or after the date hereof) for inclusion in this limitation (in each case including any payment deferred pursuant to any deferred compensation plan of the Company) (collectively, the “Capped Performance Units”), exceed $250,000 in the aggregate for any fiscal quarter of the Company, then the amount of any payment to be made to you (or on your behalf) for such fiscal quarter will be pro rated based on the aggregate amount to be paid to (or on behalf of) all recipients of the Capped Performance Units for such fiscal quarter. Any payment or portion thereof not paid to you (or on your behalf) in any fiscal quarter because of the limitation set forth in this paragraph 5.2 will be carried over to the next fiscal quarter and will again be subject to such limitation.

6. Payment Following Termination of Employment.

6.1 Termination of Employment Prior to Attainment of Stock Price Targets. If your employment with the Company is terminated for any reason prior to one or more Stock Price Targets having been attained, then all Performance Units as to which the Stock Price Targets have not been attained will immediately terminate and no payment will be made therefor.

6.2 Termination of Employment Following Attainment of Stock Price Targets. If your employment with the Company is terminated following the attainment of one or more Stock Price Targets but prior to payment in full of the Unit Value of the applicable Performance Units, then the Unit Value of the Performance Units, or unpaid portion thereof, corresponding to such Stock Price Targets will be payable as follows:

6.2.1 Termination of Employment by You or by the Company other than upon Retirement, Death, or Disability. If your employment with the Company is terminated by you or by the Company for any reason other than retirement, death or disability, then all Performance Units granted to you will immediately terminate and no payment (including, without limitation, any portion of any payment not paid to you because of the limitation set forth in paragraph 5.2 above) will be made therefor after the date of termination.

6.2.2 Termination of Employment Upon Retirement, Death, or Disability. If your employment with the Company is terminated due to your retirement from the Company in accordance with the terms of any pension or retirement plan provided by the Company, or if you die while employed by the Company or become totally and permanently disabled, then the Performance Units as to which the Stock Price Targets have been attained as of the date of termination, death, or disability will be paid to you at the same time that payment of the Unit Value of such Performance Units would otherwise be made pursuant to paragraph 5 hereof. All other Performance Units will thereafter terminate and no payment will be made therefor.

7. Tax Withholding. As a condition to the payment of the Unit Value of, or dividend equivalents on, any Performance Unit, you agree that the Company may withhold from any such payment an amount in cash or shares of Celera Genomics Stock, as appropriate, sufficient to satisfy any applicable tax withholding obligations.

8. Stockholder Rights; Dividend Equivalents. The Performance Units will not confer upon you any rights or privileges of a stockholder of the Company, except that prior to the payment of the Unit Value or termination or expiration of any Performance Unit you will receive dividend equivalents on such Performance Unit if, as, and when dividends are paid on Celera Genomics Stock.

9. Non-Transferability. The Performance Units may not be sold, assigned, bequeathed, transferred, pledged, hypothecated, or otherwise disposed of in any way other than by will or by the laws of descent and distribution.

10. Change of Control. Notwithstanding anything to the contrary contained herein, but subject to the terms of the Plan, all Stock Price Targets will be deemed attained and the Unit Value of all Performance Units will become immediately payable in full upon the occurrence of any of the events set forth in Section 9 of the Plan.

11. No Right to Continued Employment. Neither the Performance Units nor this Agreement confers upon you any right to continue to be an employee of the Company or any of its subsidiaries or interferes in any way with the right of the Company or any of its subsidiaries to terminate your employment at any time. Except as provided in this Agreement, the Performance Units will terminate upon the termination of your employment for any reason. The Performance Units will not be reinstated if you are subsequently reinstated as an employee of the Company or any subsidiary.

12. Entire Agreement. This Agreement and the Plan contain the entire agreement between you and the Company regarding the Performance Units and supersede all prior arrangements or understandings with respect thereto.

13. Terms of Plan Govern. This Agreement and the terms of the Performance Units will be governed by the terms of the Plan which is hereby incorporated by reference in this Agreement. In the event of any ambiguity in this Agreement or any inconsistency between the terms of this Agreement and the terms of the Plan, the terms of the Plan will govern. By your signature below, you agree to be bound by all of the terms of the Plan.

14. Amendments. The Performance Units or the Plan may be amended by the Committee at any time in any manner. However, no amendment of the Performance Units or the Plan will adversely affect in any material manner any of your rights under the Performance Units without your consent.

15. Governing Law. This Agreement will be governed by and construed in accordance with the internal laws of the State of Delaware.

IN WITNESS WHEREOF, this Agreement has been duly executed by the undersigned as of the day and year first written above.

APPLERA CORPORATION

__________________________	By: __________________________
Chairman, President and Chief Executive Officer
Accepted and Agreed:

_______________________
«Name»

APPLERA CORPORATION
PERFORMANCE UNIT BONUS PLAN

SERIES FY03-2 PERFORMANCE UNIT AGREEMENT

SERIES FY03-2 PERFORMANCE UNIT AGREEMENT dated as of August 5, 2002 by and between Applera Corporation, a Delaware corporation (the “Company”), and «Name», a regular salaried employee of the Company or one of its subsidiaries (“you”).

1. Grant of Performance Units. The Company hereby grants to you «Number» Series FY03-2 Performance Units (the “Performance Units”) under the terms of the Applera Corporation Performance Unit Bonus Plan (the “Plan”).

2. Value of Performance Unit. The value of each Performance Unit (the “Unit Value”) is $9.675.

3. Expiration Date of Performance Units. The Performance Units will expire as of 12:00 a.m. midnight (New York time) on August 5, 2012 (the “Expiration Date”), unless they are terminated earlier as provided in this Agreement.

4. Stock Price Targets. The Performance Units will be payable in accordance with paragraph 5 below based upon the attainment of the stock price targets set forth below (the “Stock Price Targets”) after the date hereof:

«Share_1» Performance Units, if the Fair Market Value of a share of Applera Corporation – Celera Genomics Group Common Stock, par value $.01 per share (the “Celera Genomics Stock”), averages, over a period of 90 consecutive days, $24.675 or more; and

The remaining «Share_2» Performance Units, if the Fair Market Value of a share of Celera Genomics Stock averages, over a period of 90 consecutive days, $29.675 or more.

“Fair Market Value” means the simple average of the high and low sales prices of a share of Celera Genomics Stock as reported in the report of composite transactions (or other source designated by the Management Resources Committee of the Board of Directors (the “Committee”)) on the date on which fair market value is to be determined (or if there is no trading on such date, then on the first previous date on which sales were made on a national securities exchange).

5. Payment of Unit Value of Performance Units.

5.1 Payment of Unit Value. Subject to paragraph 5.2 below, the Unit Value of each Performance Unit will be paid to you in a minimum of eight quarterly installments commencing as soon as practicable following the attainment of the applicable Stock Price Target. Payment will be made in cash unless the Committee, in its sole discretion, determines to make all or a portion of the payment in shares of Celera Genomics Stock.Except as provided in paragraph 6 below, no payment will be made to you unless you have been at all times from the date hereof to the date of such payment a regular employee of the Company or one of its subsidiaries.

5.2 Limitation on Payment. Notwithstanding anything to the contrary contained herein, in the event that the sum of any payment required to be made to you by the Company pursuant to paragraph 5.1 above, together with any other payment required to be made by the Company to you or any other person pursuant to any Series FY02-4 Performance Unit, Series FY02-5 Performance Unit, Series FY02-6 Performance Unit, Series FY02-7 Performance Unit, Series FY03-1 Performance Unit, Series FY03-2 Performance Unit, or any other series of Performance Units designated by the Committee (either before or after the date hereof) for inclusion in this limitation (in each case including any payment deferred pursuant to any deferred compensation plan of the Company) (collectively, the “Capped Performance Units”), exceed $250,000 in the aggregate for any fiscal quarter of the Company, then the amount of any payment to be made to you (or on your behalf) for such fiscal quarter will be pro rated based on the aggregate amount to be paid to (or on behalf of) all recipients of the Capped Performance Units for such fiscal quarter. Any payment or portion thereof not paid to you (or on your behalf) in any fiscal quarter because of the limitation set forth in this paragraph 5.2 will be carried over to the next fiscal quarter and will again be subject to such limitation.

6. Payment Following Termination of Employment.

6.1 Termination of Employment Prior to Attainment of Stock Price Targets. If your employment with the Company is terminated for any reason prior to one or more Stock Price Targets having been attained, then all Performance Units as to which the Stock Price Targets have not been attained will immediately terminate and no payment will be made therefor.

6.2 Termination of Employment Following Attainment of Stock Price Targets. If your employment with the Company is terminated following the attainment of one or more Stock Price Targets but prior to payment in full of the Unit Value of the applicable Performance Units, then the Unit Value of the Performance Units, or unpaid portion thereof, corresponding to such Stock Price Targets will be payable as follows:

 6.2.1 Termination of Employment by You or by the Company other than upon Retirement, Death, or Disability. If your employment with the Company is terminated by you or by the Company for any reason other than retirement, death or disability, then all Performance Units granted to you will immediately terminate and no payment (including, without limitation, any portion of any payment not paid to you because of the limitation set forth in paragraph 5.2 above) will be made therefor after the date of termination.

 6.2.2 Termination of Employment Upon Retirement, Death, or Disability. If your employment with the Company is terminated due to your retirement from the Company in accordance with the terms of any pension or retirement plan provided by the Company, or if you die while employed by the Company or become totally and permanently disabled, then the Performance Units as to which the Stock Price Targets have been attained as of the date of termination, death, or disability will be paid to you at the same time that payment of the Unit Value of such Performance Units would otherwise be made pursuant to paragraph 5 hereof. All other Performance Units will thereafter terminate and no payment will be made therefor.

7. Tax Withholding. As a condition to the payment of the Unit Value of, or dividend equivalents on, any Performance Unit, you agree that the Company may withhold from any such payment an amount in cash or shares of Celera Genomics Stock, as appropriate, sufficient to satisfy any applicable tax withholding obligations.

8. Stockholder Rights; Dividend Equivalents. The Performance Units will not confer upon you any rights or privileges of a stockholder of the Company, except that at such time as the Unit Value of all Series FY03-1 Performance Units granted to you has been paid to you (or on your behalf), you will receive dividend equivalents on the Performance Units if, as, and when dividends are paid on Celera Genomics Stock, provided that dividend equivalents will not be paid on any Performance Unit following payment of the Unit Value or termination or expiration of such Performance Unit.

9. Non-Transferability. The Performance Units may not be sold, assigned, bequeathed, transferred, pledged, hypothecated, or otherwise disposed of in any way other than by will or by the laws of descent and distribution.

10. Change of Control. Notwithstanding anything to the contrary contained herein, but subject to the terms of the Plan, all Stock Price Targets will be deemed attained and the Unit Value of all Performance Units will become immediately payable in full upon the occurrence of any of the events set forth in Section 9 of the Plan.

11. No Right to Continued Employment. Neither the Performance Units nor this Agreement confers upon you any right to continue to be an employee of the Company or any of its subsidiaries or interferes in any way with the right of the Company or any of its subsidiaries to terminate your employment at any time. Except as provided in this Agreement, the Performance Units will terminate upon the termination of your employment for any reason. The Performance Units will not be reinstated if you are subsequently reinstated as an employee of the Company or any subsidiary.

12. Entire Agreement. This Agreement and the Plan contain the entire agreement between you and the Company regarding the Performance Units and supersede all prior arrangements or understandings with respect thereto.

13. Terms of Plan Govern. This Agreement and the terms of the Performance Units will be governed by the terms of the Plan which is hereby incorporated by reference in this Agreement. In the event of any ambiguity in this Agreement or any inconsistency between the terms of this Agreement and the terms of the Plan, the terms of the Plan will govern. By your signature below, you agree to be bound by all of the terms of the Plan.

14. Amendments. The Performance Units or the Plan may be amended by the Committee at any time in any manner. However, no amendment of the Performance Units or the Plan will adversely affect in any material manner any of your rights under the Performance Units without your consent.

15. Governing Law. This Agreement will be governed by and construed in accordance with the internal laws of the State of Delaware.

IN WITNESS WHEREOF, this Agreement has been duly executed by the undersigned as of the day and year first written above.

APPLERA CORPORATION

__________________________	By: __________________________
Chairman, President and Chief Executive Officer
Accepted and Agreed:

_______________________
«Name»

APPLERA CORPORATION
PERFORMANCE UNIT BONUS PLAN

SERIES FY03-3 PERFORMANCE UNIT AGREEMENT

SERIES FY03-3 PERFORMANCE UNIT AGREEMENT dated as of March 24, 2003, by and between Applera Corporation, a Delaware corporation (the “Company”), and «Name», a regular salaried employee of the Company or one of its subsidiaries (“you”).

1. Grant of Performance Units. The Company hereby grants to you «Number» Series FY03-3 Performance Units (the “Performance Units”) under the terms of the Applera Corporation Performance Unit Bonus Plan (the “Plan”).

2. Value of Performance Unit. The value of each Performance Unit (the “Unit Value”) is $15.54.

3. Expiration Date of Performance Unit. The Performance Units will expire as of 12:00 a.m. midnight (New York time) on March 24, 2013 (the “Expiration Date”), unless they are terminated earlier as provided in this Agreement.

4. Stock Price Targets. The Performance Units will be payable in accordance with paragraph 5 below based upon the attainment of the stock price targets set forth below (the “Stock Price Targets”) after the date hereof:

«Share_1» Performance Units, if the Fair Market Value of a share of Applera Corporation – Applied Biosystems Group Common Stock, par value $.01 per share (the “Applied Biosystems Stock”), averages, over a period of 90 consecutive days, $18.54 or more; and

The remaining «Share_2» Performance Units, if the Fair Market Value of a share of Applied Biosystems Stock averages, over a period of 90 consecutive days, $22.29 or more.

“Fair Market Value” means the simple average of the high and low sales prices of a share of Applied Biosystems Stock as reported in the report of composite transactions (or other source designated by the Management Resources Committee of the Board of Directors (the “Committee”)) on the date on which fair market value is to be determined (or if there is no trading on such date, then on the first previous date on which sales were made on a national securities exchange).

5. Payment of Unit Value of Performance Units.

5.1 Payment of Unit Value. Subject to paragraph 5.2 below, the Unit Value of each Performance Unit will be paid to you in a minimum of eight quarterly installments commencing as soon as practicable following the attainment of the applicable Stock Price Target. Payment will be made in cash unless the Committee, in its sole discretion, determines to make all or a portion of the payment in shares of Applied Biosystems Stock.Except as provided in paragraph 6 below, no payment will be made to you unless you have been at all times from the date hereof to the date of such payment a regular employee of the Company or one of its subsidiaries.

5.2 Limitation on Payment. Notwithstanding anything to the contrary contained herein, in the event that the sum of any payment required to be made to you by the Company pursuant to paragraph 5.1 above, together with any other payment required to be made by the Company to you or any other person pursuant to any Series FY02-1 Performance Unit, Series FY02-2 Performance Unit, Series FY03-3 Performance Unit, Series FY03-4 Performance Unit, or any other series of Performance Units designated by the Committee (either before or after the date hereof) for inclusion in this limitation (in each case including any payment deferred pursuant to any deferred compensation plan of the Company) (collectively, the “Capped Performance Units”), exceed $750,000 in the aggregate for any fiscal quarter of the Company, then the amount of any payment to be made to you (or on your behalf) for such fiscal quarter will be pro rated based on the aggregate amount to be paid to (or on behalf of) all recipients of the Capped Performance Units for such fiscal quarter. Any payment or portion thereof not paid to you (or on your behalf) in any fiscal quarter because of the limitation set forth in this paragraph 5.2 will be carried over to the next fiscal quarter and will again be subject to such limitation.

6. Payment Following Termination of Employment.

6.1 Termination of Employment Prior to Attainment of Stock Price Targets. If your employment with the Company is terminated for any reason prior to one or more Stock Price Targets having been attained, then all Performance Units as to which the Stock Price Targets have not been attained will immediately terminate and no payment will be made therefor.

6.2 Termination of Employment Following Attainment of Stock Price Targets. If your employment with the Company is terminated following the attainment of one or more Stock Price Targets but prior to payment in full of the Unit Value of the applicable Performance Units, then the Unit Value of the Performance Units, or unpaid portion thereof, corresponding to such Stock Price Targets will be payable as follows:

 6.2.1 Termination of Employment by You or by the Company other than upon Retirement, Death, or Disability. If your employment with the Company is terminated by you or by the Company for any reason other than retirement, death or disability, then all Performance Units granted to you will immediately terminate and no payment (including, without limitation, any portion of any payment not paid to you because of the limitation set forth in paragraph 5.2 above) will be made therefor after the date of termination.

 6.2.2 Termination of Employment Upon Retirement, Death, or Disability. If your employment with the Company is terminated due to your retirement from the Company in accordance with the terms of any pension or retirement plan provided by the Company, or if you die while employed by the Company or become totally and permanently disabled, then the Performance Units as to which the Stock Price Targets have been attained as of the date of termination, death, or disability will be paid to you at the same time that payment of the Unit Value of such Performance Units would otherwise be made pursuant to paragraph 5 hereof. All other Performance Units will thereafter terminate and no payment will be made therefor.

7. Tax Withholding. As a condition to the payment of the Unit Value of, or dividend equivalents on, any Performance Unit, you agree that the Company may withhold from any such payment an amount in cash or shares of Applied Biosystems Stock, as appropriate, sufficient to satisfy any applicable tax withholding obligations.

8. Stockholder Rights; Dividend Equivalents. The Performance Units will not confer upon you any rights or privileges of a stockholder of the Company, except that at such time as the Unit Value of all Series FY02-1 Performance Units and Series FY02-2 Performance Units has been paid, you will receive dividend equivalents on the Performance Units if, as, and when dividends are paid on Applied Biosystems Stock, provided that dividend equivalents will not be paid on any Performance Unit following payment of the Unit Value or termination or expiration of such Performance Unit.

9. Non-Transferability. The Performance Units may not be sold, assigned, bequeathed, transferred, pledged, hypothecated, or otherwise disposed of in any way other than by will or by the laws of descent and distribution.

10. Change of Control. Notwithstanding anything to the contrary contained herein, but subject to the terms of the Plan, all Stock Price Targets will be deemed attained and the Unit Value of all Performance Units will become immediately payable in full upon the occurrence of any of the events set forth in Section 9 of the Plan.

11. No Right to Continued Employment. Neither the Performance Units nor this Agreement confers upon you any right to continue to be an employee of the Company or any of its subsidiaries or interferes in any way with the right of the Company or any of its subsidiaries to terminate your employment at any time. Except as provided in this Agreement, the Performance Units will terminate upon the termination of your employment for any reason. The Performance Units will not be reinstated if you are subsequently reinstated as an employee of the Company or any subsidiary.

12. Entire Agreement. This Agreement and the Plan contain the entire agreement between you and the Company regarding the Performance Units and supersede all prior arrangements or understandings with respect thereto.

13. Terms of Plan Govern. This Agreement and the terms of the Performance Units will be governed by the terms of the Plan which is hereby incorporated by reference in this Agreement. In the event of any ambiguity in this Agreement or any inconsistency between the terms of this Agreement and the terms of the Plan, the terms of the Plan will govern. By your signature below, you agree to be bound by all of the terms of the Plan.

14. Amendments. The Performance Units or the Plan may be amended by the Committee at any time in any manner. However, no amendment of the Performance Units or the Plan will adversely affect in any material manner any of your rights under the Performance Units without your consent.

15. Governing Law. This Agreement will be governed by and construed in accordance with the internal laws of the State of Delaware.

IN WITNESS WHEREOF, this Agreement has been duly executed by the undersigned as of the day and year first written above.

APPLERA CORPORATION

__________________________	By: __________________________
Chairman, President and Chief Executive Officer
Accepted and Agreed:

_______________________
«Name»

APPLERA CORPORATION
PERFORMANCE UNIT BONUS PLAN

SERIES FY03-4 PERFORMANCE UNIT AGREEMENT

SERIES FY03-4 PERFORMANCE UNIT AGREEMENT dated as of March 24, 2003, by and between Applera Corporation, a Delaware corporation (the “Company”), and «Name», a regular salaried employee of the Company or one of its subsidiaries (“you”).

1. Grant of Performance Units. The Company hereby grants to you «Number» Series FY03-4 Performance Units (the “Performance Units”) under the terms of the Applera Corporation Performance Unit Bonus Plan (the “Plan”).

2. Value of Performance Unit. The value of each Performance Unit (the “Unit Value”) is $15.54.

3. Expiration Date of Performance Unit. The Performance Units will expire as of 12:00 a.m. midnight (New York time) on March 24, 2013 (the “Expiration Date”), unless they are terminated earlier as provided in this Agreement.

4. Stock Price Targets. The Performance Units will be payable in accordance with paragraph 5 below based upon the attainment of the stock price targets set forth below (the “Stock Price Targets”) after the date hereof:

«Share_1» Performance Units, if the Fair Market Value of a share of Applera Corporation – Applied Biosystems Group Common Stock, par value $.01 per share (the “Applied Biosystems Stock”), averages, over a period of 90 consecutive days, $26.79 or more; and

The remaining «Share_2» Performance Units, if the Fair Market Value of a share of Applied Biosystems Stock averages, over a period of 90 consecutive days, $32.04 or more.

“Fair Market Value” means the simple average of the high and low sales prices of a share of Applied Biosystems Stock as reported in the report of composite transactions (or other source designated by the Management Resources Committee of the Board of Directors (the “Committee”)) on the date on which fair market value is to be determined (or if there is no trading on such date, then on the first previous date on which sales were made on a national securities exchange).

5. Payment of Unit Value of Performance Units.

5.1 Payment of Unit Value. Subject to paragraph 5.2 below, the Unit Value of each Performance Unit will be paid to you in a minimum of eight quarterly installments commencing as soon as practicable following the attainment of the applicable Stock Price Target. Payment will be made in cash unless the Committee, in its sole discretion, determines to make all or a portion of the payment in shares of Applied Biosystems Stock.Except as provided in paragraph 6 below, no payment will be made to you unless you have been at all times from the date hereof to the date of such payment a regular employee of the Company or one of its subsidiaries.

5.2 Limitation on Payment. Notwithstanding anything to the contrary contained herein, in the event that the sum of any payment required to be made to you by the Company pursuant to paragraph 5.1 above, together with any other payment required to be made by the Company to you or any other person pursuant to any Series FY02-1 Performance Unit, Series FY02-2 Performance Unit, Series FY03-3 Performance Unit, Series FY03-4 Performance Unit, or any other series of Performance Units designated by the Committee (either before or after the date hereof) for inclusion in this limitation (in each case including any payment deferred pursuant to any deferred compensation plan of the Company) (collectively, the “Capped Performance Units”), exceed $750,000 in the aggregate for any fiscal quarter of the Company, then the amount of any payment to be made to you (or on your behalf) for such fiscal quarter will be pro rated based on the aggregate amount to be paid to (or on behalf of) all recipients of the Capped Performance Units for such fiscal quarter. Any payment or portion thereof not paid to you (or on your behalf) in any fiscal quarter because of the limitation set forth in this paragraph 5.2 will be carried over to the next fiscal quarter and will again be subject to such limitation.

6. Payment Following Termination of Employment.

6.1 Termination of Employment Prior to Attainment of Stock Price Targets. If your employment with the Company is terminated for any reason prior to one or more Stock Price Targets having been attained, then all Performance Units as to which the Stock Price Targets have not been attained will immediately terminate and no payment will be made therefor.

6.2 Termination of Employment Following Attainment of Stock Price Targets. If your employment with the Company is terminated following the attainment of one or more Stock Price Targets but prior to payment in full of the Unit Value of the applicable Performance Units, then the Unit Value of the Performance Units, or unpaid portion thereof, corresponding to such Stock Price Targets will be payable as follows:

6.2.1 Termination of Employment by You or by the Company other than upon Retirement, Death, or Disability. If your employment with the Company is terminated by you or by the Company for any reason other than retirement, death or disability, then all Performance Units granted to you will immediately terminate and no payment (including, without limitation, any portion of any payment not paid to you because of the limitation set forth in paragraph 5.2 above) will be made therefor after the date of termination.

6.2.2 Termination of Employment Upon Retirement, Death, or Disability. If your employment with the Company is terminated due to your retirement from the Company in accordance with the terms of any pension or retirement plan provided by the Company, or if you die while employed by the Company or become totally and permanently disabled, then the Performance Units as to which the Stock Price Targets have been attained as of the date of termination, death, or disability will be paid to you at the same time that payment of the Unit Value of such Performance Units would otherwise be made pursuant to paragraph 5 hereof. All other Performance Units will thereafter terminate and no payment will be made therefor.

7. Tax Withholding. As a condition to the payment of the Unit Value of, or dividend equivalents on, any Performance Unit, you agree that the Company may withhold from any such payment an amount in cash or shares of Applied Biosystems Stock, as appropriate, sufficient to satisfy any applicable tax withholding obligations.

8. Stockholder Rights; Dividend Equivalents. The Performance Units will not confer upon you any rights or privileges of a stockholder of the Company, except that at such time as the Unit Value of all Series FY02-1 Performance Units, Series FY02-2 Performance Units, and Series FY03-3 Performance Units has been paid, you will receive dividend equivalents on the Performance Units if, as, and when dividends are paid on Applied Biosystems Stock, provided that dividend equivalents will not be paid on any Performance Unit following payment of the Unit Value or termination or expiration of such Performance Unit.

9. Non-Transferability. The Performance Units may not be sold, assigned, bequeathed, transferred, pledged, hypothecated, or otherwise disposed of in any way other than by will or by the laws of descent and distribution.

10. Change of Control. Notwithstanding anything to the contrary contained herein, but subject to the terms of the Plan, all Stock Price Targets will be deemed attained and the Unit Value of all Performance Units will become immediately payable in full upon the occurrence of any of the events set forth in Section 9 of the Plan.

11. No Right to Continued Employment. Neither the Performance Units nor this Agreement confers upon you any right to continue to be an employee of the Company or any of its subsidiaries or interferes in any way with the right of the Company or any of its subsidiaries to terminate your employment at any time. Except as provided in this Agreement, the Performance Units will terminate upon the termination of your employment for any reason. The Performance Units will not be reinstated if you are subsequently reinstated as an employee of the Company or any subsidiary.

12. Entire Agreement. This Agreement and the Plan contain the entire agreement between you and the Company regarding the Performance Units and supersede all prior arrangements or understandings with respect thereto.

13. Terms of Plan Govern. This Agreement and the terms of the Performance Units will be governed by the terms of the Plan which is hereby incorporated by reference in this Agreement. In the event of any ambiguity in this Agreement or any inconsistency between the terms of this Agreement and the terms of the Plan, the terms of the Plan will govern. By your signature below, you agree to be bound by all of the terms of the Plan.

14. Amendments. The Performance Units or the Plan may be amended by the Committee at any time in any manner. However, no amendment of the Performance Units or the Plan will adversely affect in any material manner any of your rights under the Performance Units without your consent.

15. Governing Law. This Agreement will be governed by and construed in accordance with the internal laws of the State of Delaware.

IN WITNESS WHEREOF, this Agreement has been duly executed by the undersigned as of the day and year first written above.

APPLERA CORPORATION

__________________________	By: __________________________
Chairman, President and Chief Executive Officer
Accepted and Agreed:

_______________________
«Name»